Income Taxes (FY)	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
12. INCOME TAXES
The components of income tax expense (benefit) were as follows (in thousands):

	Year Ended December 31,
	2024	2023
Current
Federal	$34	$(237)
State	118	68
Total current provision (benefit)	$152	$(169)

The effective income tax rate differed from the amount computed by applying the federal statutory rate to the Company’s loss before income taxes as follows:

	Year Ended December 31,
	2024	2023
Tax effected at statutory rate	21.0%	21.0%
State taxes	(0.3)	6.4
Stock compensation	(1.3)	(1.2)
Non-deductible expenses	(0.9)	(0.6)
Federal research and development credits	2.9	4.2
Other	(0.1)	0.4
Change in valuation allowance	(21.6)	(30.0)
Total	(0.3)%	0.2%

The Company’s total deferred tax assets are as follows (in thousands):

	December 31,
	2024	2023
Deferred tax asset:
Federal net operating loss carryforward	$40,218	$29,529
State net operating loss carryforward	13,145	8,581
R&D credit carryforwards	16,339	14,589
Capitalized start-up costs	176	196
Accruals and reserves	492	802
Stock-based compensation	2,444	2,381
Lease liability	2,078	2,934
Capitalized R&E	38,007	44,366
Total deferred tax asset	112,899	103,378

	December 31,
	2024	2023
Deferred tax liability:
Fixed assets	$(140)	$(603)
Right-of-use asset	(1,004)	(1,554)
Total deferred tax liability	(1,144)	(2,157)
Net deferred tax asset and liability before valuation allowance	111,755	101,221
Valuation allowance	(111,755)	(101,221)
Net deferred tax asset	$—	$—

The Company’s 2024 income tax provisions related primarily to state income taxes. The Company’s 2023 income tax benefit related the current year acquisition of Pionyr, offset partially by state income taxes. ASC 740 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more-likely-than-not that some portion or all the deferred tax assets will not be realized. The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. Based on this, the Company has provided a valuation allowance for the full amount of the net deferred tax assets as the realization of the deferred tax assets is not determined to be more likely than not. During 2024, the valuation allowance increased by $10.5 million primarily due to the Company's book loss for the period. During 2023, the valuation allowance increased by $41.2 million primarily due to the Company's book loss for the period and the Pionyr acquisition.
As of December 31, 2024, the Company had approximately $191.5 million and $205.5 million of federal and state operating loss carryforwards, respectively. The federal net operating losses are not subject to expiration, other than $0.7 million that are subject to expire in 2037, and the state net operating losses begin to expire in 2039. As of December 31, 2024, the Company also has federal and state research and development tax credit carryforwards of approximately $13.1 million and $3.2 million respectively, to offset future income taxes, which will begin to expire in 2025. Carryforwards are available to reduce future taxable income, if any, subject to certain annual limitations. The use of carryforwards to reduce table income may also be subject to limitation based upon changes in the ownership of the company's ultimate parent. Carryforwards are subject to review and possible adjustment by the appropriate taxing authorities.
Uncertain Tax Positions
ASC 740 prescribes the accounting for uncertainty in income taxes recognized in the consolidated financial statements. The Company regularly assesses the outcome of potential examinations in each of the taxing jurisdictions when determining the adequacy of the amount of unrecognized tax benefit recorded. The Company recognizes tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit which is more likely than not to be realized upon ultimate settlement. The Company recognizes interest and penalties related to unrecognized tax positions in its provision for (benefit from) income taxes line of its consolidated statements of operations and comprehensive loss.
The aggregate changes in the balance of gross unrecognized tax benefits were as follows (dollars in thousands):

	Year Ended December 31,
	2024	2023
Balance at the beginning of the year	$949	$—
Beginning balance adjustment	—	927
Increases related to tax positions taken from prior years	59	22
Ending balance	$1,008	$949

As of December 31, 2024, $1.0 million of the unrecognized tax benefits, if recognized, would impact the Company’s effective tax rate. A portion of the unrecognized tax benefit may be reduced in 2025 due to the schedule lapse in the statute of limitations. The Company recognized an immaterial amount of interest related to uncertain tax positions in income taxes during 2024.
As of December 31, 2023, the balance was adjusted by $0.9 million related to the acquisition of Pionyr.
The Company files U.S. federal and state income tax returns and is generally subject to income tax examinations by these authorities for all tax years after December 31, 2021. Currently, no federal or state income tax returns are under examination by the respective income tax authorities.